UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549-1004

                                  FORM 8-K
                               CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 1996
                                                  (February 21, 1996)


                          ARKANSAS BEST CORPORATION
-----------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)



        Delaware                   0-19969                 71-0673405
------------------------- -------------------------  ----------------------
     (State or other             (Commission              (IRS Employer
     jurisdiction of            File Number)           Identification No.)
    incorporation or
      organization)



                           3801 Old Greenwood Road
                         Fort Smith, Arkansas  72903
                               (501) 785-6000
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 (Address, including zip code, and telephone number, including area code, of the registrant's principal executive offices)

Item 5.  Other Events.

On February 21, 1996 Arkansas Best Corporation's (the "Company") existing Credit Agreement with Societe Generale, Southwest Agency as Managing Agent and Administrative Agent, NationsBank of Texas, N.A., as Documentation Agent, and certain other banks was amended and restated.

Also, on February 21, 1996, the Company entered into a $30,000,000 Credit Agreement with Societe Generale, Southwest Agency as Agent and certain other banks.


Item 7. Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

     None

(b)  Pro forma finacial information.

     None

(c)  Exhibits

 Exhibit 99.1 $346,971,321 Amended and Restated Credit Agreement dated as of February 21, 1996 among Arkansas Best Corporation as the Borrower, Societe Generale, Southwest Agency as Managing Agent and Administrative Agent, NationsBank of Texas, N.A. as Documentation Agent and the Banks named herein as the Banks

 Exhibit 99.2    $30,000,000 Credit Agreement dated as of
                 February 21, 1996 among Arkansas Best
                 Corporation as the Borrower, Societe Generale,
                 Southwest Agency as Agent, and the Banks named herein as the Banks

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ARKANSAS BEST CORPORATION
                                                  (Registrant)

Date:  February 28, 1996              /s/ Donald L. Neal
      -------------------             ------------------------------------
                                      Donald L. Neal - Senior Vice
                                      President - Chief Financial Officer,
                                      and Principal Accounting Officer

                                EXHIBIT INDEX


 Exhibit
 Number                             Exhibit
---------                          --------

  99.1 $346,971,321 Amended and Restated Credit Agreement dated as of February 21, 1996 among Arkansas Best Corporation as the Borrower, Societe Generale, Southwest Agency as Managing Agent and Administrative Agent, NationsBank of Texas, N.A. as Documentation Agent and the Banks named herein as the Banks

  99.2 $30,000,000 Credit Agreement dated as of February 21, 1996 among Arkansas Best Corporation as the Borrower, Societe Generale, Southwest Agency as Agent, and the Banks named herein as the Banks